Financial instruments	12 Months Ended
Dec. 31, 2020
Disclosure of nature and extent of risks arising from financial instruments [abstract]
Financial Risk Management	FINANCIAL RISK MANAGEMENT
(a)Financial risk factors
The Group’s activities expose it to a variety of financial risks: market risk, credit risk and liquidity risk. The Group’s overall financial risk management program, mainly carried out by a central treasury department and approved by the Board of Directors, focuses on the unpredictability of financial markets and seeks to minimize potential adverse effects on the Group’s financial performance.
The Group’s primary exposures to market risk are interest rate risk associated with long-term borrowings and foreign currency exchange rate risk associated with the Group’s operations. The Group has a policy aimed at managing interest rate risk associated with its current and anticipated future borrowings and foreign currency exchange rate risk associated with operations of its foreign subsidiaries. This policy enables the Group to use any combination of interest rate swaps, futures, options, caps, forward contracts and similar instruments. The Group does not hold or issue financial instruments for trading purposes and does not enter into derivative transactions that would be considered speculative positions.

(i)Market risk
Market risk is the risk of loss arising from adverse changes in market rates and prices, such as interest rates and foreign currency exchange rates.

Interest rate risk
The Group’s primary exposure to market risk is interest rate risk associated with its fixed rate long-term borrowings and interest rate swap contracts for the year ended December 31, 2019 and year ended December 31, 2020. Management monitors interest rate exposures and will consider hedging significant interest rate risk should the need arise. During the year ended December 31, 2018, 2019 and 2020, the Group held derivative financial instruments which consisted of interest rate swap contracts on the fixed rate 2023 Notes, 2025 Notes and 2028 Notes, which were designated as hedging instruments for accounting purposes. The Group’s borrowings at fixed rates were denominated in US$ during the years ended December 31, 2019 and December 31, 2020.
As at December 31, 2019 and 2020, the estimated fair value of fixed rate long-term borrowings was approximately US$5.53 billion and US$7.77 billion, compared to its carrying value of US$5.50 billion and US$7.0 billion. The estimated fair value of fixed rate long-term borrowings is based on level 2 inputs (quoted prices in markets that are not active). A change in interest rates on fixed rate long-term borrowings impacts its fair value. As at December 31, 2019 and 2020, a hypothetical 100 basis points change in market rates would cause the fair value of the fixed rate long-term borrowings to change by US$303 million and US$362 million (inclusive of the impact from the interest rate swaps).
The fixed-to-variable interest rate swaps expired in August 2020. As at December 31, 2019, the total notional amount of our fixed-to-variable interest rate swaps was US$5.50 billion and the fair value of the interest rate swaps, on a stand-alone basis, was an asset of US$82 million. As at December 31, 2019, a hypothetical 100 basis points change in LIBOR would cause the fair value of the interest rate swaps to change by approximately US$34 million.

Foreign exchange risk
The Group’s financial assets and financial liabilities are denominated in the following currencies:

	HK$	US$	MOP	RMB	Other currencies	Total
	(US$ in millions)
At December 31, 2019
Financial assets
Amortized costs:
Trade and other receivables, net	$386	$52	$18	$—	$—	$456
Restricted cash and cash equivalents	—	—	15	—	—	15
Cash and cash equivalents	1,712	639	82	9	29	2,471
Deposits	2	—	1	—	—	3
	$2,100	$691	$116	$9	$29	$2,945

Fair value through profit or loss:
Derivative financial instruments	$—	$35	$—	$—	$—	$35

Financial liabilities
Amortized costs:
Trade and other payables	$832	$137	$475	$11	$4	$1,459
Borrowings	17	5,461	130	—	—	5,608
	$849	$5,598	$605	$11	$4	$7,067

At December 31, 2020
Financial assets
Amortized costs:
Trade and other receivables, net	$118	$4	$9	$—	$—	$131
Restricted cash and cash equivalents	—	—	16	—	—	16
Cash and cash equivalents	438	280	130	11	2	861
Deposits	1	—	1	—	—	2
	$557	$284	$156	$11	$2	$1,010

Financial liabilities
Amortized costs:
Trade and other payables	$513	$143	$505	$3	$1	$1,165
Borrowings	4	6,920	139	2	—	7,065
	$517	$7,063	$644	$5	$1	$8,230
The Group is subject to foreign exchange rate risk arising from future commercial transactions and recognizes assets and liabilities denominated in a currency other than MOP, which is the functional currency of the major operating companies within the Group. The Group’s foreign currency transactions are mainly denominated in US$. For companies with MOP as their functional currency, as at December 31, 2018, 2019 and 2020, a hypothetical 1% weakening of the US$/MOP exchange rate would cause a foreign currency transaction loss of approximately US$40 million, US$49 million and US$67 million, mainly as a result of the translation of US$ denominated debt held by SCL. The HK$ is pegged to the US$ within a narrow range and the MOP is pegged to the HK$, therefore the Group does not expect fluctuations in the values of these currencies to have a material impact on the operations.

(ii)Credit risk
The Group is potentially subject to concentrations of credit risk from financial instruments, which consist principally of cash and cash equivalents, restricted cash and cash equivalents and trade and other receivables.
The Group maintains cash and cash equivalents and restricted cash and cash equivalents with various creditworthy financial institutions and trade receivables with its customers. Management monitors this credit risk on an on-going basis and does not believe that the Group has any other significant exposure to any individual or institution not provided for as at December 31, 2018, 2019 and 2020. See Note 16 for details of credit risk related to trade receivables.

(iii)Liquidity risk
Liquidity risk is the financial risk arising from the difficulty in meeting obligations associated with financial liabilities settled by cash or other financial assets.
The 2018 SCL Credit Facility requires the Group to comply with financial covenants. If the Group is unable to maintain compliance with the financial covenants under the 2018 SCL Credit Facility, the Group would be in default with regard to any borrowings under the 2018 SCL Credit Facility. These financial covenants include maintaining a maximum consolidated leverage ratio of debt to SCL Credit Facility Adjusted EBITDA for all quarterly periods through maturity. In March 2020, the Company entered into a waiver and amendment request letter, pursuant to which lenders, among other things, waived the Company’s requirement to ensure the maximum consolidated leverage ratio does not exceed 4.00x and the consolidated interest coverage ratio is greater than 2.50x for any period beginning on, and including, January 1, 2020 and ending on, and including, July 1, 2021 (other than with respect to the financial year ended December 31, 2019). In September 2020, SCL entered into a waiver extension and amendment request letter, pursuant to which the aforementioned waiver period was extended to January 1, 2022. As at December 31, 2020, the Company was in compliance with all debt covenants. As at December 31, 2019, the leverage ratio, as defined per the 2018 SCL Credit Facility agreement, was 1.8x, compared to the maximum leverage ratio allowed of 4.00x.
The Directors of the Company are of the opinion that, taking into account the Group’s available borrowing capacity and the Group’s cash flow forecast for the coming year, the Group will have sufficient working capital to meet its cash flow requirements in the next twelve months from December 31, 2020.
The Group’s financial liabilities, based on the contractual undiscounted cash flows are as follows:

	Within the first year	In the second year	In the third to fifth year	Over the fifth year	Total
	(US$ in millions)
At December 31, 2019
Senior Notes principal	$—	$—	$1,800	$3,700	$5,500
Senior Notes interests	278	278	750	503	1,809
Lease liabilities	20	13	18	307	358
Trade and other payables	1,359	36	43	21	1,459

At December 31, 2020
Senior Notes principal	$—	$—	$3,600	$3,400	$7,000
Senior Notes interests	342	339	850	461	1,992
Lease liabilities	22	13	19	303	357
Trade and other payables	1,079	25	36	25	1,165
(b)Capital risk management
The Group’s primary objective when managing capital is to safeguard the Group’s ability to continue as a going concern in order to provide returns for Shareholders and benefits for other stakeholders, by pricing products and services commensurately with the level of risk.
The capital structure of the Group consists of debt (including current and non-current interest-bearing borrowings as shown in the consolidated balance sheet), net of cash and cash equivalents, and equity attributable to Shareholders, comprising issued share capital and reserves as disclosed in Notes 18 and 19, respectively.
The Group actively and regularly reviews and manages its capital structure to maintain the net debt-to-capital ratio (gearing ratio) at an appropriate level based on its assessment of the current risk and circumstances. This ratio is calculated as net debt divided by total capital. Net debt is calculated as interest bearing borrowings, net of deferred financing costs, less cash and cash equivalents and restricted cash and cash equivalents. Total capital is calculated as equity, as shown in the consolidated balance sheet, plus net debt.

	December 31,
	2019	2020
	(US$ in millions)
Interest bearing borrowings, net of deferred financing costs	$5,461	$6,920
Less: cash and cash equivalents	(2,471)	(861)
restricted cash and cash equivalents	(15)	(16)
Net debt	2,975	6,043
Total equity	4,446	1,929
Total capital	$7,421	$7,972

Gearing ratio	40.1%	75.8%